UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                                 April 21, 1998
                Date of Report (Date of earliest event reported)

                              CENIT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-20378                  54-1592546
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

     225 West Olney Road                                            23510
     Norfolk, Virginia                                           (Zip Code)
(Address of principal executive office)

     Registrant's telephone number, including area code:   (757) 446-6600

Item 5 - Other Events

     On April 21, 1998, the Registrant issued a news release announcing withdrawal of a shareholder proposal. The press release is attached as EXHIBIT 99.1.

Item 7 - Financial statements and exhibits.

     The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CENIT BANCORP, INC.



DATE:  April 22, 1998                     /S/ Michael S. Ives
                                          Michael S. Ives
                                          President and Chief Executive Officer



DATE:  April 22, 1998                     /S/ John O. Guthrie
                                          John O. Guthrie
                                          Senior Vice President and
                                          Chief Financial Officer


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EXHIBIT INDEX


EXHIBIT             DESCRIPTION OF EXHIBIT                    PAGE
-------             ----------------------                    ----

 99.1          News Release dated April 21, 1998                3

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

EXHIBIT 99.1


NEWS RELEASE

CENIT Bancorp, Inc.
225 West Olney Road
Norfolk, Virginia 23510-1586
(757) 446-6600



April 21, 1998

Contact:  Michael S. Ives
          President and CEO
          (757) 446-6600


     CENIT Bancorp, Inc., (NASDAQ: CNIT) and Mid-Atlantic Investors jointly announced that Mid-Atlantic had agreed to withdraw a shareholder proposal to pursue an immediate sale of the Company from consideration at the CENIT annual meeting. Mid-Atlantic agreed to withdraw the proposal after reviewing the statement of the position of CENIT's Board of Directors and management regarding their approach and plans to maximize shareholder value CENIT planned to include in its proxy statement and after meeting with the Chief Executive Officer of CENIT to clarify certain issues.
     Commenting on CENIT's approach, Michael S. Ives, President and Chief Executive Officer of CENIT said: "CENIT has held annual management and board retreats, as well as other meetings, where it has regularly consulted with its independent investment advisors in order to assess the immediate and long- term valuations of the Company and all strategic options available to the Company from time to time. The Board of Directors has never foreclosed consideration of any strategic option, including possible mergers, acquisitions or other business combinations."
     With respect to CENIT's plans for the future, Mr. Ives said that "CENIT's current business plan focuses on continued superior growth and stockholder returns. The Board of Directors will continue to consult with independent investment advisors, and will not foreclose any strategic option, including a sale or merger of the Company -- at the right time and price."
     Jerry Shearer, Managing Partner of Mid-Atlantic, stated that "Mr. Ives and I had a very candid discussion about the best ways to maximize shareholder value. Based on those discussions and CENIT's stated position, Mid-Atlantic does not believe that pursuit of the shareholder proposal is necessary at this time."

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